UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. __)

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Trex Company, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Trex Company, Inc.

160 Exeter Drive

Winchester, Virginia 22603-8605

SUPPLEMENT TO PROXY STATEMENT

FOR

THE 2020 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On Wednesday, April 29, 2020

This supplement, dated March 27, 2020 (this “Supplement”), supplements the definitive proxy statement (the “Proxy Statement”) filed by Trex Company, Inc. (the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”) on March 17, 2020 and made available to the Company’s stockholders in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”) for the 2020 Annual Meeting of Stockholders (the “Annual Meeting”), scheduled to be held on Wednesday, April 29, 2020, at 9:00 a.m. Eastern Time. This Supplement is being filed with the SEC and made available to stockholders on or about March 27, 2020. Stockholders of record at the close of business on March 2, 2020 are entitled to vote at the Annual Meeting.

The Company mailed the Proxy Statement to stockholders on or about March 17, 2020. The Proxy Statement included a table on Page 5 that summarized the standard of voting that applies to each of the Company’s four (4) proposals presented to stockholders for the Annual Meeting (the “Voting Standards Information”). Subsequent to the date the Proxy Statement was made available to stockholders, the Company determined that it would be helpful to update the Voting Standards Information to provide additional clarity concerning the voting standards that apply to each proposal. Accordingly, the table set forth below updates, and restates for convenience of reference, the Voting Standards Information.

The following vote shall be required for approval of each of the following matters:

Voting Matter	Standard Required
Election of four directors (PROPOSAL 1).	Majority, which means nominees for the Board of Directors will be elected if more votes are cast in favor of a nominee then are cast against such nominee by the holders of shares present in person or represented by proxy and entitled to vote at the Annual Meeting. As this proposal is considered a “non-routine” matter, brokers may vote their shares on the election of directors only if they have voting instructions from the beneficial owners of the shares. In the event a nominee does not receive a majority of the votes cast on such nominee’s election, our Bylaws provide that the nominee must immediately submit a written offer of resignation to the Board. Within 60 days after the certification of the election results, the Nominating/Corporate Governance Committee will consider the director’s offer of resignation and recommend to the Board whether to accept the resignation or reject it. The Board will act on such recommendation within 90 days following receipt of the certification of the election results. If a director’s resignation is not accepted by the Board, then the director who tendered that resignation will continue to serve on the Board until the 2021 Annual Meeting of Stockholders and until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal. This majority voting standard is different than both of the majority voting standards below in that the majority standard for the election of directors only requires that each nominee receive more votes for than against such nominee.

Non-binding advisory vote on executive compensation (“say-on-pay”) (PROPOSAL 2);

and

Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2020 fiscal year (PROPOSAL 4).

Majority of the shares of common stock present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions from voting on these proposals will have the same effect as a vote AGAINST these proposals. Brokers may vote their shares on the say-on-pay proposal only if they have voting instructions from the beneficial owners of the shares, and in the case of ratification of the appointment of the Company’s independent registered public accounting firm, brokers may vote their shares on this proposal even if they have not received instructions (ratification of the appointment of the independent registered public accounting firm is considered a “routine” matter for which a broker may exercise discretionary voting power). With respect to Proposal 4, as this proposal is considered a “routine” matter, we do not expect any “broker non-votes” in connection therewith. With respect to Proposal 2, as this proposal is considered a “non-routine” matter, broker non-votes will not be treated as votes cast on this matter, and therefore will not have any effect on determining the outcome. As opposed to the absolute majority voting standard for the approval of the Fourth Certificate of Amendment below, these matters only require the vote of a majority of the shares of stockholders who are present at the meeting or who have voted by proxy.
Approval of the Fourth Certificate of Amendment to the Trex Company, Inc. Restated Certificate of Incorporation to increase the number of authorized shares of common stock, $0.01 par value per share, from 120,000,000 to 180,000,000 (PROPOSAL 3).	Majority of the shares of common stock issued and outstanding. As opposed to the majority standard for the non-binding advisory vote above, this is an absolute majority standard. This means that to pass, the matter will need at least 29,103,262 votes cast in favor of (i.e., FOR) the matter. Abstentions and broker non-votes will have the same effect as a vote AGAINST this proposal. Note that this proposal is considered a “routine” matter for which your broker may exercise discretionary voting power. That is, if you do not instruct your broker on how to vote your shares on this proposal, then such broker will be permitted to vote your shares in its discretion. You can avoid having your broker vote your shares by providing such broker with your specific voting instructions. As this proposal is considered a “routine” matter, we do not expect any “broker non-votes” in connection therewith.

Except as described in this Supplement, none of the items or information presented in the Proxy Statement is affected by this Supplement. However, to the extent that information in this Supplement differs from or updates information contained in the Proxy Statement, the information contained herein supersedes such information contained in the Proxy Statement. This Supplement does not provide all of the information that is important to your voting decisions at the Annual Meeting. The Proxy Statement contains other important additional information. Accordingly, we encourage you to carefully read this Supplement together with the Proxy Statement. From and after the date of this Supplement, any and all references to the “Proxy Statement” are to the Proxy Statement as supplemented hereby.

Whether or not you plan to attend the Annual Meeting, we encourage you to read the Proxy Statement, as supplemented hereby, and submit your proxy or voting instructions as soon as possible. If you have already returned your Proxy Card or provided voting instructions to your broker, you do not need to take any action unless you wish to change your vote.